Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder U.S. Bond Index Fund, a series of Scudder Advisor Funds II, on Form N-CSR of the Scudder U.S. Bond Index Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                             /s/Julian Sluyters
                                              Julian Sluyters
                                              Chief Executive Officer
                                              Scudder U.S. Bond Index Fund,
                                              a series of Scudder Advisor
                                              Funds II

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group








Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder U.S. Bond Index Fund, a series of Scudder Advisor Funds II, on Form N-CSR of the Scudder U.S. Bond Index Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                               /s/Paul Schubert
                                                Paul Schubert
                                                Chief Financial Officer
                                                Scudder U.S. Bond Index Fund,
                                                a series of Scudder Advisor
                                                Funds II